Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION






In re:                                          )   Chapter 11
                                                )
Conseco, Inc., et al., (1)                      )   Case No. 02 B 49672
               -- --                            )
                                                )
                           Debtors.             )   (Jointly Administered)
                                                )   Honorable Carol A. Doyle
                                                )

      AMENDED FINAL ORDER UNDER 11 U.S.C. ss.ss. 105(a), 362(a)(3) AND 541
       (A) LIMITING CERTAIN TRANSFERS OF, AND TRADING IN, EQUITY INTERESTS
               AND (B) APPROVING RELATED NOTIFICATION PROCEDURES
               -------------------------------------------------

          Upon the motion (the "Motion")(1) of certain of the debtors and debtors in possession (collectively, the "Holding Company Debtors"), seeking entry of an order (a) limiting certain transfers of, and trading in, equity interests of Conseco, Inc. ("Conseco") and (b) approving related notification procedures; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss. 157 and 1334; and it appearing that this proceeding is a core proceeding within the meaning of 28 U.S.C. ss. 157(b)(2); and it appearing that venue is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409; the Court having reviewed the Motion; all parties in interest having been heard or having had the opportunity to be heard; and it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion need be provided; and after due deliberation and sufficient cause appearing therefor, the Court hereby finds that:


------------
1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

1 Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Motion.

          1. The Court has jurisdiction over the Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334;

          2. This is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2);

          3. Venue for proceedings on the Motion is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409;

          4. Notice of the Motion and the Hearing was sufficient;

          5. Cause exists for the granting of the relief requested in the Motion;

          6. Unrestricted trading in equity securities of Conseco prior to the Holding Company Debtors' emergence from chapter 11 without requisite insurance regulatory approval could cause violations of state insurance holding company statutes, as set forth in the Motion;

          7. Unrestricted trading in equity securities of Conseco prior to the Holding Company Debtors' emergence from chapter 11 could severely limit the Holding Company Debtors' ability to utilize their NOLs for federal income tax purposes, as set forth in the Motion;

          8. Giving notice in the form and manner set forth in the Motion and implementing the procedures with respect to trading of equity securities of Conseco as set forth in the Motion are necessary and proper in order to avoid the inadvertent violation of state insurance statutes and to preserve the Holding Company Debtors' NOLs and are therefore in the best interests of the Holding Company Debtors, their estate and their creditors; and

          9. The relief requested in the Motion is authorized under sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code.

     IT IS HEREBY ORDERED THAT:

          (a) Any purchase, sale or other transfer of equity securities of Conseco in violation of the procedures set forth herein shall be null and void ab initio and shall confer no rights on the transferee unless this case is hereafter dismissed or converted to a case under Chapter 7 of the Bankruptcy Code.

          (b) The following procedure shall apply to trading in equity securities of Conseco:

                 (1) Procedure for Trading in Equity Securities

          (A) Any person or entity who currently is or who becomes a Substantial Equityholder (as defined in paragraph (E) below) shall file with the Court and serve upon the Holding Company Debtors and counsel to the Holding Company Debtors a notice of such status in the form attached hereto as Exhibit 1, on or before the later of (a) forty (40) days after the effective date of the notice of entry of the Order or (b) ten (10) days after becoming a Substantial Equityholder.

          (B) Any person, entity or Substantial Equityholder who intends to effect any acquisition of equity securities (including options to acquire stock, as defined below) that would result in (a) an increase in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity becoming a Substantial Equityholder (an "Equity Transferee") shall, prior to effecting such an acquisition (the "Proposed Acquisition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Acquisition in the form attached hereto as Exhibit 2.(2)

          (C) Any person, entity or Substantial Equityholder who intends to effect any disposition of equity securities (including options to acquire stock, as defined below) that would result in (a) a decrease in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity ceasing to be a Substantial Equityholder (an "Equity Transferor") shall, prior to effecting such a disposition (the "Proposed Disposition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Disposition in the form attached hereto as Exhibit 3.(3)

          (D) The Holding Company Debtors shall have fifteen (15) calendar days after receipt of a Notice of Proposed Transfer(4) to file with the Court and serve on the Equity Transferor or Equity Transferee an objection to the Proposed Acquisition or Disposition on the grounds that the Proposed Acquisition or Disposition may adversely affect the Holding Company Debtors' ability to utilize their NOLs or cause violations of various state insurance statutes. If the Holding Company Debtors file an objection, the

-------------
2 A notice in the form of Exhibit 2 is hereinafter referred to as a "Notice of Proposed Acquisition."

3 A notice in the form of Exhibit 3 is hereinafter referred to as a "Notice of Proposed Disposition."

4 For ease of reference, a "Notice of Proposed Acquisition" and/or a "Notice of Proposed Disposition" shall be termed a "Notice of Proposed Transfer."

                 Proposed Acquisition or Disposition will not be effective unless approved by a final and nonappealable order of this Court. If the Holding Company Debtors do not object within such fifteen (15) day period, then the Proposed Acquisition or Disposition may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each such transaction having an additional fifteen (15) day waiting period.

          (E) For purposes of this Order: (a) a "Substantial Equityholder" is any person or entity that beneficially owns equity securities of Conseco with an aggregate fair market value equal to or greater than 5% of the fair market value of the common stock of Conseco; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, ownership of shares which such holder has an option to acquire and the ownership by a trustee of a trust under section 401(a) the Internal Revenue Code and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

                 (2) Procedure for Notification by Holding Company Debtors

          (A) The Holding Company Debtors shall serve a notice of the entry of this Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit 4 (the "Notice") on (i) The Office of the United States Trustee for the Northern District of Illinois; (ii) any committee appointed under section 1102 of the Bankruptcy Code; (iii) the Core Group (as defined in the current case management procedures); and
                 (iv) the transfer agents for any class of equity securities of Conseco. Upon receipt of such Notice, any transfer agent(s) for any equity securities of Conseco will be required, on at least a quarterly basis, to send such Notice to all holders of such equity securities registered with such transfer agent. Any such registered holder must, in turn, provide such Notice to any holder for whose account such registered holder holds such equity securities, and so on down the chain of ownership. Additionally, any person or entity or broker or agent acting on their behalf who sells equity securities of Conseco with an aggregate fair market value equal to or greater than 5% of the fair market value of the common stock of Conseco to another person or entity must provide such Notice to such purchaser of equity securities or any broker or agent acting on their behalf. Additionally, the Holding Company Debtors will provide notice to equityholders by filing a Form 8-K attaching the Notice and will publish the Notice in the Wall Street Journal, National Edition.

          (c) The requirements set forth in this Order are in addition to the requirements of applicable securities, corporate and other laws, and do not excuse compliance therewith.

          (d) Any of the Holding Company Debtors may waive in writing any and all restrictions, stays and notification procedures contained in this Order.

          (e)    All objections to the Motion have been resolved and withdrawn.

          (f) This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

          (g) Notwithstanding the possible applicability of Fed. R. Bankr. P. 6004(g), 7062, 9014 or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

          (h) All time periods set forth in this Order shall be calculated in accordance with Fed. R. Bankr. P. 9006(a).

          (i) This Order supersedes the Final Order under 11 U.S.C. ss.ss. 105(a), 362(a)(3) and 541 (a) Limiting Certain Transfers of, and Trading in, Equity Interests and (b) Approving Related Notification Procedures entered by the Court on January 14, 2003.



Chicago, Illinois

Dated: January 21, 2003
                                  /s/ Carol A. Doyle
                                  --------------------------------
                                  Carol A. Doyle
                                  United States Bankruptcy Judge

                                    Exhibit 1
                                    ---------

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



In re:                                      )   Chapter 11
                                            )
Conseco, Inc., et al.,(1)                   )   Case No. 02-49672
               -- --                        )
                                            )
                           Debtors.         )   (Jointly Administered)
                                            )   Honorable Carol A. Doyle
                                            )

                NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER(2)
                ----------------------------------------------

          PLEASE TAKE NOTICE that [name of equity holder] is/has become a Substantial Equityholder with respect to the equity securities (the "Equity Securities") of Conseco, Inc., a debtor and debtor in possession in Case No. 02-49672 pending in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

          PLEASE TAKE FURTHER NOTICE that, as of [date], [name of equity holder] beneficially owns ________________ shares of the [name of class of equity security] of Conseco, Inc. The following table sets forth the date(s) on which [name of equityholder] acquired or otherwise became the beneficial owner of such Equity Securities:



         ------------------------------- ----------------------------------- -------------------------------
         Number of Shares                Class of Equity Security            Date Acquired
         ------------------------------- ----------------------------------- -------------------------------
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------
         ------------------------------- ----------------------------------- -------------------------------

         ------------------------------- ----------------------------------- -------------------------------
         (Attach additional page if necessary)


          PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of equityholder] is ___________________.


---------------
1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

2 For purposes of this Notice: (a) a "Substantial Equityholder" is any person or entity that beneficially owns equity securities of Conseco with an aggregate fair market value equal to or greater than 5% of the fair market value of the common stock of Conseco; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, ownership of shares which such holder has an option to acquire and the ownership by a trustee of a trust under section 401(a) the Internal Revenue Code and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

          PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order
(A) Limiting Certain Transfers of, and Trading in, Equity Interests and (B) Approving Related Notification Procedures, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, and
(B) served upon (i) the Holding Company Debtors and (ii) Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan.


Chicago, Illinois
Dated:  ____________, 2003
                                    Respectfully submitted,

                                    [Name of Equityholder]
                                    [Address]
                                    [Telephone and facsimile]

                                    Exhibit 2
                                    ---------

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION





In re:                                             )   Chapter 11
                                                   )
Conseco, Inc., et al.,(1)                          )   Case No. 02-49672
               -- --                               )
                                                   )
                           Debtors.                )   (Jointly Administered)
                                                   )   Honorable Carol A. Doyle
                                                   )

                         NOTICE OF PROPOSED ACQUISITION
                         ------------------------------

          PLEASE TAKE NOTICE THAT [name of prospective acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of Conseco, Inc. or an option with respect thereto (the "Proposed Transfer").

          PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [prior date(s)], [name of prospective acquirer] filed a Notice of Status as a Substantial Equityholder(2) with the Court and served copies thereof on the Holding Company Debtors and the Holding Company Debtors' counsel.

          PLEASE TAKE FURTHER NOTICE THAT [name of prospective acquirer] currently beneficially owns _________________ shares of the Equity Securities ([class of equity security]) of Conseco, Inc.

          PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate _____ shares of Equity Securities or an option with respect to _______ shares of Equity Securities of Conseco, Inc. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will beneficially own ____________ shares of Equity Securities of Conseco, Inc. after the transfer.


-------------
1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

2 For purposes of this Notice: (a) a "Substantial Equityholder" is any person or entity that beneficially owns equity securities of Conseco with an aggregate fair market value equal to or greater than 5% of the fair market value of the common stock of Conseco; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, ownership of shares which such holder has an option to acquire and the ownership by a trustee of a trust under section 401(a) the Internal Revenue Code and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [name of prospective acquirer] is ________________________.

          PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

          PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order
(A) Limiting Certain Transfers of, and Trading in Equity Interests and (B) Approving Related Notification Procedures, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, and
(B) served upon (i) the Holding Company Debtors and (ii) Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan.

          PLEASE TAKE FURTHER NOTICE that the Holding Company Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Holding Company Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Holding Company Debtors do not object within such fifteen (15) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

          The undersigned Prospective Acquirer understands that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional shares of Equity Securities (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.


Chicago, Illinois
Dated:  ___________, 2003           Respectfully submitted,

                                    [Name of Prospective Acquirer]
                                    [Address]
                                    [Telephone and facsimile]

                                    Exhibit 3
                                    ---------

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



In re:                                     )   Chapter 11
                                           )
Conseco, Inc., et al.,(1)                  )   Case No. 02-49672
               -- --                       )
                                           )
                           Debtors.        )   (Jointly Administered)
                                           )   Honorable Carol A. Doyle
                                           )

                         NOTICE OF PROPOSED DISPOSITION
                         ------------------------------

          PLEASE TAKE NOTICE THAT [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of Conseco, Inc. or an option with respect thereto (the "Proposed Transfer").

          PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Equityholder(2) with the Court and served copies thereof on the Holding Company Debtors and the Holding Company Debtors' counsel.

          PLEASE TAKE FURTHER NOTICE THAT [name of prospective seller] currently beneficially owns ____________ shares of Equity Securities ([class of equity security]) of Conseco, Inc.

          PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer ____________ shares of Equity Securities or an option with respect to
____________ shares of Equity Securities in Conseco, Inc.. If the Proposed Transfer is permitted to occur, [name of prospective seller] will beneficially own _____________ shares of Equity Securities of Conseco, Inc. after the transfer.


-----------
1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

2 For purposes of this Notice: (a) a "Substantial Equityholder" is any person or entity that beneficially owns equity securities of Conseco with an aggregate fair market value equal to or greater than 5% of the fair market value of the common stock of Conseco; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, ownership of shares which such holder has an option to acquire and the ownership by a trustee of a trust under section 401(a) the Internal Revenue Code and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective seller] is ___________________________.

          PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

          PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Final Order
(A) Limiting Certain Transfers of, and Trading in Equity Interests and (B) Approving Related Notification Procedures, this Notice is being (A) filed with the United States Bankruptcy Court for the Northern District of Illinois, and
(B) served upon (i) the Holding Company Debtors and (ii) Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan.

          PLEASE TAKE FURTHER NOTICE that the Holding Company Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Holding Company Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Holding Company Debtors do not object within such fifteen (15) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

          The undersigned Prospective Seller understands that any further transactions that may result in [name of prospective seller] selling, trading or otherwise transferring shares of Equity Securities (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.


Chicago, Illinois
Dated:  _____________, 2003         Respectfully submitted,

                                    [Name of Prospective Seller]
                                    [Address]
                                    [Telephone and facsimile]

                                    Exhibit 4
                                    ---------

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



In re:                                    )   Chapter 11
                                          )
Conseco, Inc., et al.,(1)                 )   Case No. 02-49672
               -- --                      )
                                          )
                           Debtors.       )   (Jointly Administered)
                                          )   Honorable Carol A. Doyle
                                          )

         NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE TO SUBSTANTIAL HOLDERS OF EQUITY SECURITIES AND (B) NOTIFICATION AND HEARING
                   PROCEDURES FOR TRADING IN EQUITY INTERESTS
                   ------------------------------------------

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN
CONSECO, INC.:

          PLEASE TAKE NOTICE that on December 17, 2002 ("Petition Date"), Conseco, Inc., CIHC, Incorporated, CTIHC Inc., and Partners Health Group, Inc. (collectively, the "Holding Company Debtors") commenced cases under chapter 11 of title 11 of the United States Code (as amended, the "Bankruptcy Code").

          PLEASE TAKE FURTHER NOTICE THAT on January 21, 2003, the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court") entered a final order approving the procedures set forth below in order to prevent the Holding Company Debtors from inadvertently violating state insurance statutes and to preserve the Holding Company Debtors' net operating losses ("NOLs"). Any sale or other transfer of equity securities in Conseco, Inc. in violation of the procedures set forth below shall be null and void and shall confer no rights on the transferee unless the Holding Company Debtors' cases are hereafter dismissed or converted to Chapter 7.

          PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF CONSECO, INC. ("CONSECO"):

          (A) Any person or entity who currently is or who becomes a Substantial Equityholder (as defined in paragraph (E) below) shall file with the Court and serve upon the Holding Company Debtors and counsel to the Holding Company Debtors a notice of such status in the form attached hereto as

------------
1 The Debtors are the following entities: Conseco, Inc., CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. and Conseco Finance Servicing Corp.

                 Exhibit 1, on or before the later of (a) forty (40) days after the effective date of the notice of entry of the Order or (b) ten (10) days after becoming a Substantial Equityholder.

          (B) Any person, entity or Substantial Equityholder who intends to effect any acquisition of equity securities (including options to acquire stock, as defined below) that would result in (a) an increase in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity becoming a Substantial Equityholder (an "Equity Transferee") shall, prior to effecting such an acquisition (the "Proposed Acquisition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Acquisition in the form attached hereto as Exhibit 2.(2)

          (C) Any person, entity or Substantial Equityholder who intends to effect any disposition of equity securities (including options to acquire stock, as defined below) that would result in (a) a decrease in the amount of equity securities beneficially owned by a Substantial Equityholder or (b) a person or entity ceasing to be a Substantial Equityholder (an "Equity Transferor") shall, prior to effecting such a disposition (the "Proposed Disposition"), file with the Court and serve on the Holding Company Debtors and counsel to the Holding Company Debtors advance written notice of the Proposed Disposition in the form attached hereto as Exhibit 3.(3)

          (D) The Holding Company Debtors shall have fifteen (15) calendar days after receipt of a Notice of Proposed Transfer(4) to file with the Court and serve on the Equity Transferor or Equity Transferee an objection to the Proposed Acquisition or Disposition on the grounds that the Proposed Acquisition or Disposition may adversely affect the Holding Company Debtors' ability to utilize their NOLs or cause violations of various state insurance statutes. If the Holding Company Debtors file an objection, the Proposed Acquisition or Disposition will not be effective unless approved by a final and nonappealable order of this Court. If the Holding Company Debtors do not object within such fifteen (15) day period, then the Proposed Acquisition or Disposition may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each such transaction having an additional fifteen (15) day waiting period.


---------------
2 A notice in the form of Exhibit 2 is hereinafter referred to as a "Notice of Proposed Acquisition."

3 A notice in the form of Exhibit 3 is hereinafter referred to as a "Notice of Proposed Disposition."

4 For ease of reference, a "Notice of Proposed Acquisition" and/or a "Notice of Proposed Disposition" shall be termed a "Notice of Proposed Transfer."

          (E) For purposes of this Order: (a) a "Substantial Equityholder" is any person or entity that beneficially owns equity securities of Conseco with an aggregate fair market value equal to or greater than 5% of the fair market value of the common stock of Conseco; (b) "beneficial ownership" of equity securities includes direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, ownership of shares which such holder has an option to acquire and the ownership by a trustee of a trust under section 401(a) the Internal Revenue Code and (c) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

          PLEASE TAKE FURTHER NOTICE that, upon the request of any person, Kirkland & Ellis, counsel to the Holding Company Debtors, 200 E. Randolph Drive, Chicago, IL 60601, Attn. Maria Yapan, will provide a form of each of the required notices described above.

          ANY PROHIBITED PURCHASE, SALE, TRADE OR OTHER TRANSFER OF EQUITY SECURITIES IN THE HOLDING COMPANY DEBTORS IN VIOLATION OF THE ORDER WILL BE NULL AND VOID AND MAY RESULT IN THE IMPOSITION OF SANCTIONS BY THE BANKRUPTCY COURT.

          PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of applicable securities, corporate and other laws, and do not excuse compliance therewith.

Chicago, Illinois              Respectfully submitted,
Dated: January __, 2003        KIRKLAND & ELLIS


                               ---------------------------------------------
                               James H.M. Sprayregen, P.C. (ARDC. No. 6190206) Richard L. Wynne (Admitted pro hac vice)
                               Anne Marrs Huber (ARDC No. 6226828)
                               Anup Sathy (ARDC No. 6230191)
                               Kirkland & Ellis
                               200 East Randolph Drive
                               Chicago, IL 60601-6636
                               (312) 861-2000 (telephone)
                               (312) 861-2200 (facsimile)

                               Counsel for the Debtors and Debtors in Possession



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